SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
  Eaton Vance Mutual Funds Trust          Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02110


                                                May 2, 2003



Dear Shareholder:

     We recently mailed to you proxy materials relating to the Special Meetings of Shareholders of the Eaton Vance Funds listed above, scheduled for June 6, 2003. Your vote for these important meetings has not yet been received.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1. Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form(s) or proxy card(s). Have the control number found on your voting instruction form(s) or proxy card(s) ready when prompted.

     2. Vote Through the Internet. You may cast your vote using the Internet by logging on to the Internet address located on the enclosed voting instruction form(s) or proxy card(s) and following the instructions on the website.

     3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form(s) or proxy card(s) in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     If you require a copy of the Funds' Proxy Statement, please contact a service representative at 1-866-387-2378. If you have any questions about how to vote or the proposals to be voted on, please call each Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-848-3155.



                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter control number show at left and      3) Enter control number shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

***  Control Number:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        Dated:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                         IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.



                                ________________________________________________
                                Signature(s):                  (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                                                               EATON VANCE PROXY

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  To elect as Trustee the following nominees:                                         FOR all                 WITHHOLD
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,        Nominees Listed           authority to
    (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,       (except as noted at         vote for all
    (07) Lynn A. Stout                                                                   left)               nominees listed

                                                                                          [ ]                      [ ]

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line below.

     ---------------------------------------------------------------------------

                                                                      FOR               AGAINST                ABSTAIN
2. To modify the investment objective of the Fund.                    [ ]                 [ ]                    [ ]


Note Address Change:  ________________________________

                      ________________________________

                      ________________________________



                           PLEASE SIGN ON REVERSE SIDE

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                            Eaton Vance Growth Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                      EATON VANCE GREATER CHINA GROWTH FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02110



                                                May 2, 2003


Dear Shareholder:

     We recently mailed to you proxy materials relating to the Special Meeting of Shareholders of the Eaton Vance Greater China Growth Fund, scheduled for June 6, 2003. Your vote for this important meeting has not yet been received.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1. Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card. Have the control number found on your voting instruction form or proxy card ready when prompted.

     2. Vote Through the Internet. You may cast your vote using the Internet by logging on to the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website.

     3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     If you require a copy of the Fund's Proxy Statement, please contact a service representative at 1-866-387-2378. If you have any questions about how to vote or the proposals to be voted on, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-848-3155.



                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter control number show at left and      3) Enter control number shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

***  Control Number:  999 999 999 999 99 ***

Eaton Vance Greater China Growth Fund

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        Dated:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                         IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.



                                ________________________________________________
                                Signature(s):                  (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                                                          EATON VANCE PROXY/GCGF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  To elect as Trustee the following nominees:                                                 FOR all                 WITHHOLD
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (3) Hon. Robert Lloyd George,         Nominees Listed           authority to
    (04) Edward K.Y. Chen, (05) Donald R. Dwight, (06) Samuel L. Hayes, III,              (except as noted at         vote for all
    (07) William H. Park, (08) Norton H. Reamer, (09) Lynn A. Stout                              left)               nominees listed

                                                                                                  [ ]                      [ ]

     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                         FOR           AGAINST          ABSTAIN
2(a) To amend the Fund's restriction on borrowing.                                       [ ]             [ ]            [ ] 2(a)
2(b) To eliminate the Fund's restriction on pledging assets.                             [ ]             [ ]            [ ] 2(b)
2(c) To amend the Fund's restriction relating to purchases on margin.                    [ ]             [ ]            [ ] 2(c)
2(d) To eliminate the Fund's restriction on short sales.                                 [ ]             [ ]            [ ] 2(d)
2(e) To eliminate the Fund's restriction on investing in other investment companies.     [ ]             [ ]            [ ] 2(e)
2(f) To eliminate the Fund's restriction on investing in issuers that have common        [ ]             [ ]            [ ] 2(f)
     trustees, officers or shareholders with the Fund.
2(g) To amend the Fund's restriction on underwriting.                                    [ ]             [ ]            [ ] 2(g)
2(h) To amend the Fund's restriction on lending.                                         [ ]             [ ]            [ ] 2(h)
2(i) To amend the Fund's restriction on concentrating in any particular industry.        [ ]             [ ]            [ ] 2(i)
2(j) To eliminate the Fund's restriction on investing for control.                       [ ]             [ ]            [ ] 2(j)
2(k) To amend the Fund's restriction on investing in real estate.                        [ ]             [ ]            [ ] 2(k)
2(l) To eliminate the Fund's restriction on investing in physical commodities.           [ ]             [ ]            [ ] 2(l)
2(m) To eliminate the Fund's restriction on transactions with certain affiliates.        [ ]             [ ]            [ ] 2(m)
2(n) To eliminate the Fund's restriction on investments relating to oil, gas, or         [ ]             [ ]            [ ] 2(n)
     other mineral leases.
2(o) To approve a new investment restriction relating to investing in investment         [ ]             [ ]            [ ] 2(o)
     companies.
                                                                                         FOR           AGAINST          ABSTAIN
3. To change the Fund's diversification status from diversified to nondiversified        [ ]             [ ]            [ ] 3

Note Address Change:  ________________________________

                      ________________________________

                      ________________________________



                           PLEASE SIGN ON REVERSE SIDE

                                                                             EVC

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.     )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                          Eaton Vance Municipals Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------

                      EATON VANCE NATIONAL MUNICIPALS FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02110


                                                May 2, 2003


Dear Shareholder:

     We recently mailed to you proxy materials relating to the Special Meeting of Shareholders of the Eaton Vance National Municipals Fund, scheduled for June 6, 2003. Your vote for this important meeting has not yet been received.

     We encourage you to utilize one of the following options today for recording your vote promptly:

     1. Vote by Telephone. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card. Have the control number found on your voting instruction form or proxy card ready when prompted.

     2. Vote Through the Internet. You may cast your vote using the Internet by logging on to the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website.

     3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

     For the reasons set forth in the proxy materials previously delivered to you, YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     If you require a copy of the Fund's Proxy Statement, please contact a service representative at 1-866-387-2378. If you have any questions about how to vote or the proposals to be voted on, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-848-3155.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter control number show at left and      3) Enter control number shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

***  Control Number:  999 999 999 999 99 ***

Eaton Vance National Municipals Fund
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        Dated:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                         IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.



                                ________________________________________________
                                Signature(s):                  (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                                                           EATON VANCE PROXY/NMF

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  To elect as Trustee the following nominees:                                         FOR all                 WITHHOLD
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,        Nominees Listed           authority to
    (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,       (except as noted at         vote for all
    (07) Lynn A. Stout                                                                   left)               nominees listed

                                                                                          [ ]                      [ ]

     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                               FOR        AGAINST      ABSTAIN
2(a) To amend the Fund's restriction on issuer diversification.                                [ ]          [ ]        [ ] 2(a)
2(b) To amend the Fund's restriction relating to purchases on margin.                          [ ]          [ ]        [ ] 2(b)
2(c) To eliminate the Fund's restriction on short sales.                                       [ ]          [ ]        [ ] 2(c)
2(d) To eliminate the Fund's restriction on purchasing more than 10% of the voting             [ ]          [ ]        [ ] 2(d)
     securities of any issuer.
2(e) To eliminate the Fund's restriction on investing in other investment companies.           [ ]          [ ]        [ ] 2(e)
2(f) To eliminate the Fund's restriction on investing in issuers that have common              [ ]          [ ]        [ ] 2(f)
     trustees, officers or shareholders with the Fund.                                         [ ]          [ ]        [ ] 2(g)
2(g) To amend the Fund's restriction on underwriting and joint trading.
2(h) To amend the Fund's restriction on lending.                                               [ ]          [ ]        [ ] 2(h)
2(i) To amend the Fund's restriction on borrowing.                                             [ ]          [ ]        [ ] 2(i)
2(j) To eliminate the Fund's restriction on investing for control.                             [ ]          [ ]        [ ] 2(j)
2(k) To amend the Fund's restriction on investing in real estate.                              [ ]          [ ]        [ ] 2(k)
2(l) To eliminate the Fund's restriction on investing in physical commodities.                 [ ]          [ ]        [ ] 2(l)
2(m) To eliminate the Fund's restriction on transactions with certain affiliates.              [ ]          [ ]        [ ] 2(m)
2(n) To eliminate the Fund's restriction on investments relating to oil, gas, or other         [ ]          [ ]        [ ] 2(n)
     mineral leases.
2(o) To approve a new investment restriction relating to investing in investment companies.    [ ]          [ ]        [ ] 2(o)

Note Address Change:  ________________________________

                      ________________________________

                      ________________________________



                           PLEASE SIGN ON REVERSE SIDE
                                                                             EVD